EXHIBIT 32.2

SECTION 1350 CERTIFICATION BY THE CHIEF FINANCIAL OFFICER

I, Michael L. Wiedemer, Chief Financial Officer of United States Lime & Minerals, Inc. (the “Company”), hereby certify that to my knowledge:

(1)

The Company’s Annual Report on Form 10-K for the year ended December 31, 2023 (the “Form 10-K”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.
4
Dated: February 29, 2024	/s/ Michael Wiedemer
Michael Wiedemer
Vice President and Chief Financial Officer